THE LAZARD FUNDS, INC.

Lazard US Mid Cap Equity Portfolio

Supplement to Summary Prospectus and Prospectus dated May 1, 2013

The changes described below are effective December 31, 2013,

The following replaces "Principal Investment Strategies" in the Summary Prospectus and "Summary Section – Principal Investment Strategies" in the Prospectus:

The Portfolio invests primarily in a focused portfolio of equity securities, principally common stocks, of mid cap US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "mid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $399.8 million to $27.9 billion as of November 12, 2013).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) US companies. The Portfolio may invest up to 20% of its assets in equity securities of larger or smaller US or non-US companies.

The following is included in "Principal Investment Risks" in the Summary Prospectus and "Summary Section – Principal Investment Risks" in the Prospectus:

Non-Diversification Risk. Although the Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios. The Portfolio's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of securities issued by a larger number of issuers.

The following replaces "Management – Portfolio Manager/Analysts" in the Summary Prospectus and "Summary Section – Management – Portfolio Manager/Analysts" in the Prospectus:

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager's US Equity teams, has been with the Portfolio since November 2001.

Martin Flood, portfolio manager/analyst on various of the Investment Manager's US Equity and Global Equity teams, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager's US Equity and Global Equity teams, has been with the Portfolio since January 2001.

Jerry Liu, portfolio manager/analyst on the Investment Manager's US Mid Cap Equity team, has been with the Portfolio since December 2013.

The following replaces "Additional Information About Principal Investment Strategies and Principal Investment Risks – Additional Information About Principal Investment Strategies – Lazard US Mid Cap Equity Portfolio" in the Prospectus:

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities.  Because "mid cap companies" are defined in part by reference to an index, the market capitalizations of companies in which the Portfolio invests may vary with market conditions.  The Investment Manager is not required to sell a company's securities from the Portfolio's holdings when the capitalization of the company increases or decreases so that the company no longer meets the definition of a "mid cap company."

The following replaces any contrary information in "Fund Management – Portfolio Management " in the Prospectus:

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows (along with the date they became a portfolio manager of the Portfolio):

US Mid Cap Equity Portfolio – Christopher H. Blake (since November 2001), Martin Flood (since March 2011), Andrew D. Lacey* (since January 2001) and Jerry Liu (since December 2013).

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

The following is included in "Fund Management—Biographical Information of Principal Portfolio Managers" in the Prospectus:

Jerry Liu, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's US Mid Cap Equity team.  Mr. Liu joined the Investment Manager in 2001, and began working in the investment field in 1996.

Dated:  November 13, 2013